               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) April 29, 1998
                                                 ------------------
                           ALTEON INC.
-------------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)


       Delaware              0-19529             13-3304550
-------------------------------------------------------------------
(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)       Identification No.)



170 Williams Drive, Ramsey, New Jersey                      07446
-------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (201) 934-5000
                                                    ---------------


-------------------------------------------------------------------
  (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

     The Registrant and Genentech, Inc. entered into an Amendment to Stock Purchase Agreement and Development Collaboration and License Agreement dated as of April 29, 1998 amending certain provisions of the Stock Purchase Agreement and Development Collaboration and License Agreement, each dated as of December 1, 1998, between the parties.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         The following Exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

10.1     Amendment to Stock Purchase Agreement and Development
         Collaboration and License Agreement dated as of April 29, 1998 between Alteon Inc. and Genentech, Inc.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Alteon Inc.


                              By: /s/ James J. Mauzey
                                  -------------------------------
                                  James J. Mauzey
                                  Chairman of the Board and
                                  Chief Executive Officer


Date: May 6, 1998

                          EXHIBIT INDEX

Exhibit
  No.         Description of Exhibit

10.1     Amendment to Stock Purchase Agreement and Development
         Collaboration and License Agreement dated as of April 29, 1998 between Alteon Inc. and Genentech, Inc.